Exhibit 10.31.1

222 W. MERCHANDISE MART PLAZA SUITE 1300 CHICAGO, IL 60654

October 6, 2017

VIA ELECTRONIC MAIL

Lamb Weston Holdings, Inc.
599 S. Rivershore Lane
Eagle, Idaho 83616
Attention: Eryk Spytek
Email:

Re:    TSA Extension

Dear Mr. Spytek:

Reference is hereby made to that certain Transition Services Agreement, dated November 9, 2016 (the "Agreement"), by and between Conagra Foods, Inc., a Delaware corporation ("Conagra"), and Lamb Weston Holding, Inc., a Delaware corporation ("Lamb Weston"). Capitalized terms used but not defined in this letter are used as defined in the Agreement.

Per our recent discussions, Lamb Weston and Conagra would like to extend the term of certain Services as described on Exhibit A (Lamb Weston TSA Extension Amendment 1) hereto, including with respect to the Fees to be paid to Conagra by Lamb Weston for such Services and the extension of the term related thereto (the "Extended Services").

If you agree with the extension of the Extended Services as set forth on Exhibit A, please counter sign this letter and return it to via email to                              before October 20, 2017. By counter-signing and returning this letter by such date, Lamb Weston and Conagra agree that: (a) the term of the Extended Services shall be extended as set forth on Exhibit A and (b) Lamb Weston shall pay to Conagra, in accordance with the terms and conditions of the Agreement, including Article IV (FEES; PAYMENT) thereof, the Fees set forth on Exhibit A for the Extended Services. The parties acknowledge and agree that (1) with respect to the Extended Services, the Agreement will remain in full force and effect in all respects; (2) with respect to the Extended Services, the Agreement shall be terminated as of April 30, 2018, provided that the Extended Services shall also be considered Eligible Services that may be terminated prior to the expiration of their respective extended Service Term(s) in accordance with Section 6.2(a) and 6.2(b) of the Agreement; and (3) for all other purposes and in all other respects, the Agreement shall be terminated on November 9, 2017. Notwithstanding the above, the parties acknowledge duties and rights that survive termination of the agreement including access to information that may be required for audit purposes. The parties further agree, should services be required after April 30, 2018, to negotiate in good faith a new arms-length service agreement at fair market value, such agreement not to be unreasonably withheld.

If have any questions regarding this letter, Exhibit A, or the Agreement, please feel free to contact Jim Blakemore at .

[ Signature page follows]

Sincerely,

CONAGRA FOODS, INC.

By: /s/ Jim Blakemore
Name: Jim Blakemore
Title: VP, Strategy & Corporate Development

ACCEPTED AND AGREED BY:

LAMB WESTON HOLDINGS, INC.

By: /s/ Eryk Spytek
Name: Eryk Spytek
Title: Senior Vice President, General Counsel
and Corporate Secretary

Date: October 9, 2017

cc: Via email:
Bernadette Madarieta
Don Barber
John MacArthur

Exhibit A

* Costs are cited per month unless otherwise noted

Exibit A: LambWeston TSA Extension (Amendment 1) 9/28/2017		Phase 1 (11/9/17 - 2/28/18)		Phase 2 (3/1/18 - 4/30/18)	
TSA Service	Original Term	Termination	Cost*	Termination	Cost*
1.0 Information Technology (Given the 16 month term, IT services are not automatically extendable under TSA	Until Feb 28, 2018	Not applicable; IT services and costs are covered in the original TSA period through Feb 28, 2018. Costs are based on the original TSA schedule including LW Gold Application list, relevant step-downs plus related pass-through charges and		30-Apr-18	Costs based on "LW Gold Application List" and relevant step-downs plus related pass-through charges, inclusive of any software/vendor licensing fees to
1.1 Infrastructure Services					
1.1.1 Help Desk					
1.1.2 Operations Support					
1.1.3 Data Center Services / Server Administration					
1.1.4 Network Management					
1.1.5 Client Computing					
1.2 Security Operations					
1.3 Application Support (LW Gold Application List is included as Appendix 1)					
1.4 IT Services					
1.6 Data Center Floor Space and Power (Not extendable past 3/31/18)				31-Mar-18	$10,000
1.7 Information Technology Transition & Set-up Support				30-Apr-18	Time & Material
2.0 Global Business Services (GBS)	12 months (11/9/17)				
2.1 Accounts Payable *		Not applicable			
2.2 Data Management Organization *		28-Feb-18	$6,500	30-Apr-18	$6,500
2.3 Global Business Services COE		Not applicable			
3.0 Human Resources Support (not extendable)	12 months (11/9/17)				
3.1 Benefits Administration Support (US / Canada / Puerto Rico)		Not applicable			
3.2 Payroll, Payroll Tax and Timekeeping (US, PR and Canada1)		Not applicable			
3.3 People Data Management and Other HR Admin Services	3.3.2 through 2/18	Included in original TSA		30-Apr-18	$10,000
3.4 International Payroll & Benefits Administration	3/1/17 (was extended)	Not applicable			
4.0 Supply Chain	6 months (5/17)	Not applicable			
4.1 Enterprise Procurement					
5.0 Operations		Not applicable			
5.1 Environment, Health, Safety and Security					
7.0 Marketing Support		Not applicable			
8.0 Corporate Controllers' Group	12 months (11/9/17)				
8.1 CCG - Financial Accounting Services		28-Feb-18	$6,500	30-Apr-18	$6,500
8.2 CCG - Fixed Assets Management		28-Feb-18	$6,500	30-Apr-18	$6,500
8.3 CCG - Property Tax, Insurance & Loss Support		Not applicable			
8.4 CCG - Finance Related Payroll Support		Not applicable			
8.5 CCG - International Finance Support		Not applicable			
8.6 CCG - Additional Financial Services or Ad hoc projects		28-Feb-18	$85/hr	30-Apr-18	$85/hr
8.7 CCG - Corporate FP&A Support		28-Feb-18	$85/hr	30-Apr-18	$85/hr
8.8 CCG - International Finance Support - Mexico		28-Feb-18	$15,400	30-Apr-18	$15,400
9.0 Treasury Services (Treasury, Fleet, Credit, Insurance and Real Estate)					
9.1 Treasury Services - Cash Management	3 months (2/17)	Not applicable			
9.2 Treasury Services - Treasury Systems	12 months (11/9/17)	28-Feb-18	$770	30-Apr-18	$770
9.3 Treasury Services - Interim Treasurer Support	3 months (2/17)	Not applicable			
9.4 Treasury Services - Light Fleet Vehicle Program					
9.5 Treasury Services - Credit Services					
9.6 Treasury Services - Insurance					
9.7 Treasury Services - Risk					
10.0 Corporate Tax	12 months (terminated)	Not applicable			
11.0 Facilities and Real Estate	6 months (5/17)	Not applicable			
12.0 TSA Program Management	12 months (11/9/17)	28-Feb-18	$7,500	30-Apr-18	$7,500